SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 10, 1998
(Date of earliest event reported)

Commission File No. 333-45021





                      Norwest Asset Securities Corporation
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        Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                   21703
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Address of principal executive offices                              (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------
         (99) Collateral Term Sheets prepared by Norwest Asset Securities Corporation in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1998-20

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORWEST ASSET SECURITIES CORPORATION


July 10, 1998

                                     By:  /s/ B. David Bialzak
                                          B. David Bialzak
                                          Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

   (99)             Collateral  Term  Sheets  prepared by Norwest      E
                    Asset Securities Corporation in connection with Norwest Asset Securities Corporation,
                    Mortgage  Pass-Through  Certificates,  Series
                    1998-20